                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

                                   Form 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

                               October 14, 1994
                       (Date of earliest event reported)


                            AMSOUTH BANCORPORATION
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
                           (State of Incorporation)



        1-7476                                                63-0591257
(Commission File Number)                                   (I.R.S. Employer
                                                         Identification Number)


             1400 AmSouth - Sonat Tower Birmingham, Alabama 35203
                        (Address of executive offices)



                                (205) 320-7151
             (Registrant's telephone number, including area code)

Item 5.  Other Events
         ------------

     AmSouth Bancorporation ("AmSouth") is filing this Current Report on Form 8-K to present pro forma financial statements that give effect to the pending mergers and acquisitions as of June 30, 1994, described below.

Pending Mergers and Acquisitions as of June 30, 1994

. On March 9, 1994, AmSouth signed an agreement to acquire The Bank of Tampa, which is located in Tampa, Florida, and its parent company, The Tampa Banking Company ("Tampa"). At June 30, 1994, Tampa had total consolidated assets of approximately $218.9 million and total consolidated deposits of approximately $203.7 million. Under the terms of the agreement, AmSouth will issue 1.5592 shares of AmSouth Common Stock for each of the outstanding shares of Tampa common stock, subject to adjustment. At June 30, 1994, Tampa had approximately 628,000 shares of common stock outstanding. The acquisition will be accounted for as a pooling of interests under GAAP.


. On March 31, 1994, AmSouth signed an agreement to acquire Community Federal Savings Bank ("Community"), headquartered in Fort Oglethorpe, Georgia. At June 30, 1994, Community had total assets of approximately $102.8 million and total deposits of approximately $88.4 million. Under the terms of the agreement, AmSouth will pay $65.50 for each of the outstanding shares of Community common stock for a total purchase price of approximately $17.2 million. The acquisition will be accounted for as a purchase under GAAP.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

Listed below are the financial statements and pro forma financial information filed as part of this report.

(A)  Financial Statements of Business Acquired:

     None required.

(B)  Pro Forma Financial Information:

     The following unaudited pro forma combined condensed financial statements are attached.

      Unaudited Pro Forma Combined Condensed Statement of Condition as of June 30, 1994

      Unaudited Pro Forma Combined Condensed Statement of Earnings for the six months ended June 30, 1994 and the year ended December 31, 1993.


(C)  Exhibits:

     None

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION


     The following unaudited pro forma combined condensed statement of condition as of June 30, 1994, gives effect to (i) the pending acquisition of Tampa by AmSouth, assuming the acquisition is accounted for as a pooling of interests and (ii) the pending acquisition of Community, assuming the acquisition is treated as a purchase for accounting purposes, as if all such transactions had been consummated on June 30, 1994.

    The following unaudited pro forma combined condensed statement of earnings for the six months ended June 30, 1994, gives effect to (i) the pending acquisition of Tampa, assuming the acquisition is accounted for as a pooling of interests and (ii) the pending acquisition of Community and the June 23, 1994, acquisition of Fortune Bancorp, Inc. ("Fortune"), assuming that the acquisitions are treated as purchases for accounting purposes, as if all such transactions had been consummated on January 1, 1993.

     The following unaudited pro forma combined condensed statement of earnings for the twelve months ended December 31, 1993, gives effect to (i) the then pending acquisitions of Orange Banking Corporation ("OBC"), FloridaBank, a Federal Savings Bank ("FloridaBank"), Parkway Bancorp, Inc. ("Parkway"), First Federal Savings Bank, Calhoun, Georgia ("Calhoun"), Citizens National Corporation ("Citizens"), and Tampa, assuming the acquisitions are accounted for as poolings of interests; and (ii) the then pending acquisitions of Fortune and Community, and the December 9, 1993, acquisition of Mid-State Federal Savings Bank ("Mid-State Federal"), assuming that the acquisitions are treated as purchases for accounting purposes, as if all such transactions had been consummated on January 1, 1993.

     The unaudited pro forma combined condensed financial statements are presented for information purposes only and are not necessarily indicative of the combined financial position or results of operations that would actually have occurred if the transactions had been consummated in the past or which may be obtained in the future.

AMSOUTH BANCORPORATION
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF CONDITION
JUNE 30, 1994
(In Thousands)

                                                                                            ADJUSTED
                                                           AMSOUTH     ADJUSTMENTS          AMSOUTH       TAMPA      ADJUSTMENTS
                                                        ------------   -----------       ------------   ----------   -----------
ASSETS
Cash and Due From Banks                                 $    860,654   $   (31,290)(A)   $    829,364   $   11,417   $        0
Federal Funds Sold and Securities
     Purchased Under Agreements to Resell                     36,504             0             36,504       16,700            0
Trading Securities                                            13,202             0             13,202            0            0
Available-for-Sale Securities                              1,030,512             0          1,030,512       52,177            0
Held-to-Maturity Securities                                3,478,115             0          3,478,115        8,625            0
Mortgage Loans Held for Sale                                 181,506             0            181,506            0            0
Loans, Net of Unearned Income                             10,580,364             0         10,580,364      123,223            0

   Less Allowance for Loan Losses                            164,746             0            164,746        2,440            0
                                                        ------------   -----------       ------------   ----------   ----------
      Net Loans                                           10,415,618             0         10,415,618      120,783            0
Premises and Equipment, Net                                  287,742             0            287,742        4,559            0
Other Real Estate Owned                                       35,266             0             35,266          345            0
Intangible Assets                                            296,545             0            296,545            0            0
Mortgage Servicing Rights                                     66,438             0             66,438            0            0
Other Assets                                                 635,303             0            635,303        4,307            0
                                                        ------------   -----------       ------------   ----------   ----------
                                                        $ 17,337,405   $   (31,290)      $ 17,306,115   $  218,913   $        0
                                                        ============   ===========       ============   ==========   ==========

LIABILITIES AND
SHAREHOLDERS' EQUITY
Deposits and Interest-Bearing Liabilities:
   Deposits                                             $ 12,218,955   $         0       $ 12,218,955   $  203,671   $        0
   Federal Funds Purchased and Securities
     Sold Under Agreements to Repurchase                   2,010,966             0          2,010,966            0            0
   Other Borrowed Funds                                      964,950             0            964,950        1,980            0
   Long-Term Debt                                            521,677             0            521,677            0            0
                                                        ------------   -----------       ------------   ----------   ----------
     Total Deposits and Interest-
       Bearing Liabilities                                15,716,548             0         15,716,548      205,651            0
Other Liabilities                                            293,521             0            293,521          533            0



                                                        ------------   -----------       ------------   ----------   ----------
        Total Liabilities                                 16,010,069             0         16,010,069      206,184            0

Shareholders' Equity:

     Preferred Stock                                               0             0                  0            0            0

     Common Stock                                             60,424        (1,000)(A)         59,424           63          (63)(B)
                                                                                                                            979 (B)
     Capital Surplus                                         605,829       (30,290)(A)        575,539        7,353         (916)(B)

     Retained Earnings                                       699,898             0            699,898        6,176


     Cost of Common Stock in Treasury                        (24,173)            0            (24,173)           0            0
     Deferred Compensation on Restricted Stock                (4,087)            0             (4,087)           0            0
     Unrealized Losses on Available-for-Sale Securities      (10,555)            0            (10,555)        (863)           0
                                                        ------------   -----------       ------------   ----------   ----------
        Total Shareholders' Equity                         1,327,336       (31,290)         1,296,046       12,729            0
                                                        ------------   -----------       ------------   ----------   ----------
                                                        $ 17,337,405   $   (31,290)      $ 17,306,115   $  218,913   $        0
                                                        ============   ===========       ============   ==========   ==========

                                                              AMSOUTH &
                                                                TAMPA                                             TOTAL
                                                              PRO FORMA                                         PRO FORMA
                                                               COMBINED      COMMUNITY       ADJUSTMENTS         COMBINED
ASSETS
Cash and Due From Banks                                     $    840,781    $     5,276    $         0        $    846,057
Federal Funds Sold and Securities
     Purchased Under Agreements to Resell                         53,204              0              0              53,204
Trading Securities                                                13,202              0              0              13,202
Available-for-Sale Securities                                  1,082,689              0        (17,069)(E)       1,065,620
Held-to-Maturity Securities                                    3,486,740            909             11 (D)       3,487,660
Mortgage Loans Held for Sale                                     181,506              0              0             181,506
Loans, Net of Unearned Income                                 10,703,587         93,957            456 (C)      10,798,817
                                                                                                   817 (D)
   Less Allowance for Loan Losses                                167,186            731              0             167,917
                                                            ------------    -----------    -----------        ------------
      Net Loans                                               10,536,401         93,226          1,273          10,630,900
Premises and Equipment, Net                                      292,301          1,599              0             293,900
Other Real Estate Owned                                           35,611              0              0              35,611
Intangible Assets                                                296,545              0          7,540 (E)         304,085
Mortgage Servicing Rights                                         66,438              0            100 (D)          66,538
Other Assets                                                     639,610          1,764            (56)(C)         641,318
                                                            ------------    -----------    -----------        ------------
                                                            $ 17,525,028    $   102,774    $    (8,201)       $ 17,619,601
                                                            ============    ===========    ===========        ============

LIABILITIES AND
SHAREHOLDERS' EQUITY
Deposits and Interest-Bearing Liabilities:
   Deposits                                                 $ 12,422,626    $    88,360    $       754 (D)    $ 12,511,740
   Federal Funds Purchased and Securities
     Sold Under Agreements to Repurchase                       2,010,966              0              0           2,010,966
   Other Borrowed Funds                                          966,930          3,000              0             969,930
   Long-Term Debt                                                521,677              0              0             521,677
                                                            ------------    -----------    -----------        ------------
     Total Deposits and Interest-
       Bearing Liabilities                                    15,922,199         91,360            754          16,014,313
Other Liabilities                                                294,054          1,189            441 (C)         296,513
                                                                                                   152 (C)
                                                                                                   887 (D)
                                                                                                  (210)(D)
                                                            ------------    -----------    -----------        ------------
        Total Liabilities                                     16,216,253         92,549          2,024          16,310,826

Shareholders' Equity:

     Preferred Stock                                                   0              0              0                   0

     Common Stock                                                 60,403            249           (249)(E)          60,403

     Capital Surplus                                             581,976          2,039         (2,039)(E)         581,976

     Retained Earnings                                           706,074          7,937           (193)(C)         706,074
                                                                                                  (503)(D)
                                                                                                (7,241)(E)
     Cost of Common Stock in Treasury                            (24,173)             0              0             (24,173)
     Deferred Compensation on Restricted Stock                    (4,087)             0              0              (4,087)
     Unrealized Losses on Available-for-Sale Securities          (11,418)             0              0             (11,418)
                                                            ------------    -----------    -----------        ------------
        Total Shareholders' Equity                             1,308,775         10,225        (10,225)          1,308,775
                                                            ------------    -----------    -----------        ------------
                                                            $ 17,525,028    $   102,774    $    (8,201)       $ 17,619,601
                                                            ============    ===========    ===========        ============

  See Notes to Unaudited Pro Forma Combined Condensed Statement of Condition.

    AMSOUTH BANCORPORATION
    NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF CONDITION JUNE 30, 1994
    (Dollars In Thousands Except Share Amounts)


(A) Subsequent to June 30, 1994, AmSouth will purchase and retire 1,000,000 shares of its common stock to replenish shares issued in the acquisition of Fortune.

(B) Upon consummation of the merger with Tampa, each share of Tampa common stock will be converted into 1.5592 shares of AmSouth Common Stock. The Tampa transaction will be accounted for as a pooling of interests; therefore, the effect upon shareholders' equity will be to increase AmSouth shareholders' equity by the total equity of Tampa. The unaudited pro forma financial statements have been prepared assuming that AmSouth will issue in the aggregate approximately 979,000 (1.5592 X 627,907) shares of AmSouth Common Stock to the shareholders of Tampa. A reclassification from capital surplus to common stock results from the issuance of the shares.

(C) The following pro forma adjustments are necessary to record the transactions for Community:

    (1) To recapture a tax bad debt reserve as a result of the reversal of a special deduction for bad debts allowed for certain savings and loan
        associations that is not available to commercial banks                                    (441)

    (2) To write off miscellaneous assets                                                          (56)

    (3) To eliminate deferred loan fees-FASB 91                                                    456

    (4) To establish deferred taxes on applicable items above assuming a 38% tax rate             (152)
                                                                                              --------
                                                                                              $   (193)
                                                                                              ========


(D) These amounts reflect purchase accounting adjustments of the book value of the assets and liabilities of Community estimated at fair values. Current market values of investment securities were determined using publicly quoted prices. Certain long-term fixed rate loans and deposits were valued based on prevailing market interest rates. The final purchase accounting adjustments may vary to the extent that the market values of the assets and liabilities change.

                                                                       Community
                                                                    --------------
   Cost of acquisition:
     Cash consideration                                             $       17,069
     Estimated acquisition costs                                               887
                                                                    --------------
                                                                    $       17,956
                                                                    ==============
   Net assets acquired:
   Shareholders' equity                                             $       10,225
   Adjustments from Note B                                                    (193)
   Fair value adjustments:
     Loans                                                     817
     Held-to-maturity securities                                11
     Purchased mortgage servicing rights                       100
     Deposits                                                 (754)
                                                     -------------
                                                                               174
   Deferred taxes at 38% on applicable items                                   210
   Cost in excess of fair value of net assets acquired                       7,540
                                                                    --------------
                                                                    $       17,956
                                                                    ==============

    The fair market values of the fixed assets and the Federal Home Loan Bank advances are approximately equal to the book value; therefore, no fair value adjustments are necessary.

    Deferred taxes are established on the net difference between the fair value adjustments and the deductible portion of the estimated acquisition costs.


(E) AmSouth is purchasing all of the outstanding shares of Community for a total cash purchase price of $17,069. There is no impact on AmSouth's shareholders' equity, with all of the Community shareholders' equity being eliminated and no new shares of AmSouth being issued.

AMSOUTH BANCORPORATION
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF EARNINGS
SIX MONTHS ENDED JUNE 30, 1994 AND TWELVE MONTHS ENDED DECEMBER 31, 1993 (In Thousands Except Per Share Data)

SIX MONTHS ENDED JUNE 30, 1994


                                                                                         AMSOUTH &
                                                                                          FORTUNE
                                                                            ADJUST-     PRO FORMA
                                             AMSOUTH       FORTUNE (A)       MENTS       COMBINED           TAMPA
                                            ---------     ------------     ---------     ----------        --------
Revenue from Earning Assets                $  457,351    $     75,714     $   4,814 (E) $   537,879       $   6,869
Interest Expense                              186,727          41,386         5,604 (D)     233,645           1,881
                                                                                (72)(E)
                                            ---------     ------------     ---------     ----------        --------
Gross Interest Margin                         270,624          34,328          (718)        304,234           4,988
Provision for Loan Losses                       5,181          13,873             0          19,054             400
                                            ---------     ------------     ---------     ----------        --------
Net Interest Margin                           265,443          20,455          (718)        285,180           4,588
Noninterest Revenues                           95,772           5,553             0         101,325             903
Noninterest Expenses                          236,961          36,114         5,345 (E)     278,420           4,201
                                            ---------     ------------     ---------     ----------        --------
Income (Loss) Before Applicable Taxes         124,254         (10,106)       (6,063)        108,085           1,290
Applicable Income Taxes                        42,380          (2,856)       (2,130)(D)      38,805             469
                                                                              1,411 (E)
                                            ---------     ------------     ---------     ----------        --------
    Net Income                             $   81,874    $     (7,250)   $   (5,344)    $    69,280       $     821
                                            =========     ============     =========     ==========        ========
Earnings Per Common Share                  $     1.50
                                            =========
Average Common Shares Outstanding              54,558
                                            =========

                                                              AMSOUTH,
                                                              FORTUNE,
                                                              & TAMPA                                     TOTAL
                                              ADJUST-        PRO FORMA                   ADJUST-       PRO FORMA
                                               MENTS          COMBINED     COMMUNITY      MENTS         COMBINED
                                             --------      -----------     ---------    --------      -----------
Revenue from Earning Assets                 $       0     $    544,748    $    4,041   $    (68)(F)  $    548,721
Interest Expense                                    0          235,526         1,769       (101)(F)       237,194
                                             --------      -----------      --------    --------      -----------

Gross Interest Margin                               0          309,222         2,272         33           311,527
Provision for Loan Losses                           0           19,454            25          0            19,479
                                             --------      -----------      --------    --------      -----------
Net Interest Margin                                 0          289,768         2,247         33           292,048
Noninterest Revenues                                0          102,228           261          0           102,489
Noninterest Expenses                                0          282,621         1,285        201 (F)       284,107
                                             --------      -----------      --------    --------      -----------
Income (Loss) Before Applicable Taxes               0          109,375         1,223       (168)          110,430
Applicable Income Taxes                             0           39,274           452          8 (F)        39,734
                                             --------      -----------      --------    --------      -----------

    Net Income                              $       0     $     70,101     $     771   $   (176)     $     70,696
                                             ========      ===========      ========    ========      ===========
Earnings Per Common Share                                                                            $       1.20
                                                                                                      ===========
Average Common Shares Outstanding                                                                          59,011
                                                                                                      ===========




TWELVE MONTHS ENDED DECEMBER 31, 1993
                                                                                   AMSOUTH &
                                                                                   MID-STATE
                                                                                    FEDERAL
                                                    MID-STATE         ADJUST-      PRO FORMA
                                        AMSOUTH     FEDERAL (G)        MENTS        COMBINED     FORTUNE (B)
                                       ---------    -----------    ---------      ----------     -----------
Revenue from Earning Assets           $  776,961   $     55,074   $  (3,417)(H)  $   828,618    $    162,836
Interest Expense                         314,884         28,324      (2,418)(H)      340,790          93,291
                                       ---------    -----------    ---------      ----------     -----------

Gross Interest Margin                    462,077         26,750        (999)         487,828          69,545
Provision for Loan Losses                 18,980          2,937           0           21,917          17,691
                                       ---------    -----------    ---------      ----------     -----------
Net Interest Margin                      443,097         23,813        (999)         465,911          51,854
Noninterest Revenues                     194,361          7,679           0          202,040           3,146
Noninterest Expenses                     420,087         17,708       1,962 (H)      439,757          57,009
                                       ---------    -----------    ---------      ----------     -----------
Income Before Applicable Taxes           217,371         13,784      (2,961)         228,194          (2,009)
Applicable Income Taxes                   71,144          5,880        (448)(H)       76,576          (3,673)
                                       ---------    -----------    ---------      ----------     -----------

    Net Income                        $  146,227   $      7,904   $  (2,513)     $   151,618    $      1,664
                                       =========    ===========    =========      ==========     ===========
Earnings Per Common Share             $     3.10
                                       =========
Average Common Shares Outstanding         47,153
                                       =========



TWELVE MONTHS ENDED DECEMBER 31, 1993

                                                                                                   AMSOUTH,
                                                          AMSOUTH,                                 MID-STATE
                                                          MID-STATE                                FEDERAL,
                                                          FEDERAL &                                FORTUNE &
                                                           FORTUNE                                  TAMPA
                                            ADJUST-       PRO FORMA                  ADJUST-       PRO FORMA
                                             MENTS        COMBINED     TAMPA          MENTS       COMBINED**
                                        ----------      -----------   -------         -----      -----------
Revenue from Earning Assets            $   11,404 (E)  $  1,002,858  $ 13,223        $    0     $  1,016,081
Interest Expense                           (1,704)(C)       443,395     3,678             0          447,073
                                           11,209 (D)
                                             (191)(E)
                                        ----------      -----------   -------         -----      -----------
Gross Interest Margin                       2,090           559,463     9,545             0          569,008
Provision for Loan Losses                       0            39,608     1,044             0           40,652
                                        ----------      -----------   -------         -----      -----------
Net Interest Margin                         2,090           519,855     8,501             0          528,356
Noninterest Revenues                            0           205,186     1,918             0          207,104
Noninterest Expenses                       11,022 (E)       507,788     7,985             0          515,773
                                        ----------      -----------   -------         -----      -----------
Income Before Applicable Taxes             (8,932)          217,253     2,434             0          219,687
Applicable Income Taxes                       648 (C)        72,682       858             0           73,540
                                           (4,259)(D)
                                            3,390 (E)
                                        ----------      -----------   -------         -----      -----------
    Net Income                         $   (8,711)     $    144,571  $  1,576        $    0     $    146,147
                                        ==========      ===========   =======         =====      ===========
Earnings Per Common Share

Average Common Shares Outstanding


**  Continued on next page

  See Notes to Unaudited Pro Forma Combined Condensed Statement of Earnings.

AMSOUTH BANCORPORATION
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF EARNINGS
SIX MONTHS ENDED JUNE 30, 1994 AND TWELVE MONTHS ENDED DECEMBER 31, 1993 (In Thousands Except Per Share Data)



TWELVE MONTHS ENDED DECEMBER 31, 1993


                                                                             AMSOUTH,
                                   AMSOUTH,                                 MID-STATE
                                  MID-STATE                                  FEDERAL,
                                   FEDERAL,                                  FORTUNE,
                                  FORTUNE &                                  TAMPA &
                                    TAMPA                                   COMMUNITY
                                  PRO FORMA                  ADJUST-        PRO FORMA
                                  COMBINED**   COMMUNITY      MENTS         COMBINED    PARKWAY
                                  ---------    ---------     --------       ---------    ------
Revenue from Earning Assets      $1,016,081   $    8,223    $   (150)(F)   $1,024,154   $ 8,425
Interest Expense                    447,073        3,386        (251)(F)      450,208     3,791
                                  ---------    ---------     --------       ---------    ------

Gross Interest Margin               569,008        4,837         101          573,946     4,634
Provision for Loan Losses            40,652           82           0           40,734       319
                                  ---------    ---------     --------       ---------    ------
Net Interest Margin                 528,356        4,755         101          533,212     4,315
Noninterest Revenues                207,104           78           0          207,182     1,566
Noninterest Expenses                515,773        2,250         406 (F)      518,429     4,220
                                  ---------    ---------     --------       ---------    ------
Income Before Applicable Taxes      219,687        2,583        (305)         221,965     1,661
Applicable Income Taxes              73,540          914          28 (F)       74,482       631
                                  ---------    ---------     --------       ---------    ------

    Net Income                   $  146,147   $    1,669    $   (333)      $  147,483   $ 1,030
                                 ==========   ==========    =========      ==========   =======


                                                                                          AMSOUTH,
                                                   AMSOUTH,                               MID-STATE
                                                  MID-STATE                               FEDERAL,
                                                   FEDERAL,                               FORTUNE,
                                                   FORTUNE,                                TAMPA,
                                                    TAMPA,                               COMMUNITY,
                                                  COMMUNITY                               PARKWAY &
                                                  & PARKWAY                                CALHOUN
                                  ADJUST-         PRO FORMA                 ADJUST-       PRO FORMA
                                   MENTS           COMBINED    CALHOUN (J)   MENTS       COMBINED***
                                  -------       -----------    ----------   --------   ------------
Revenue from Earning Assets      $     0       $  1,032,579   $     5,284  $       0  $   1,037,863
Interest Expense                    (118)(I)        453,881         2,107          0        455,988
                                  -------       -----------    ----------   --------   ------------

Gross Interest Margin                118            578,698         3,177          0        581,875
Provision for Loan Losses              0             41,053           119          0         41,172
                                  -------       -----------    ----------   --------   ------------
Net Interest Margin                  118            537,645         3,058          0        540,703
Noninterest Revenues                   0            208,748           535          0        209,283
Noninterest Expenses                   0            522,649         1,678          0        524,327
                                  -------       -----------    ----------   --------   ------------
Income Before Applicable Taxes       118            223,744         1,915          0        225,659
Applicable Income Taxes               45 (I)         75,158           692          0         75,850
                                  -------       -----------    ----------   --------   ------------

    Net Income                   $    73       $    148,586   $     1,223  $       0  $     149,809
                                  =======       ===========    ==========   ========   ============


**       Continued from prior page
***      Continued to next page

  See Notes to Unaudited Pro Forma Combined Condensed Statement of Earnings.

AMSOUTH BANCORPORATION
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF EARNINGS
SIX MONTHS ENDED JUNE 30, 1994 AND TWELVE MONTHS ENDED DECEMBER 31, 1993 (In Thousands Except Per Share Data)




TWELVE MONTHS ENDED DECEMBER 31, 1993

                                                                                      AMSOUTH,
                                          AMSOUTH,                                   MID-STATE
                                          MID-STATE                                   FEDERAL,
                                          FEDERAL,                                    FORTUNE,
                                          FORTUNE,                                     TAMPA,
                                           TAMPA,                                    COMMUNITY,
                                         COMMUNITY,                                   PARKWAY,
                                          PARKWAY &                                  CALHOUN &
                                           CALHOUN                                    CITIZENS
                                          PRO FORMA                     ADJUST-      PRO FORMA
                                         COMBINED***     CITIZENS        MENTS        COMBINED        OBC
                                        ------------   -----------    ----------   -----------    ----------
Revenue from Earning Assets             $ 1,037,863    $    20,994    $       0    $ 1,058,857    $   25,495
Interest Expense                            455,988          8,259            0        464,247         6,383
                                        -----------    -----------    ---------    -----------    ----------

Gross Interest Margin                       581,875         12,735            0        594,610        19,112
Provision for Loan Losses                    41,172          1,731            0         42,903         6,400
                                        -----------    -----------    ---------    -----------    ----------

Net Interest Margin                         540,703         11,004            0        551,707        12,712
Noninterest Revenues                        209,283          1,310            0        210,593         6,390
Noninterest Expenses                        524,327          8,763            0        533,090        19,386
                                        -----------    -----------    ---------    -----------    ----------

Income Before Applicable Taxes              225,659          3,551            0        229,210          (284)
Applicable Income Taxes                      75,850          1,235            0         77,085            45
                                        -----------    -----------    ---------    -----------    ----------

    Net Income                          $   149,809    $     2,316    $       0    $   152,125    $     (329)
                                        ===========    ===========    =========    ===========    ==========

Earnings Per Common Share

Average Common Shares Outstanding


                                                         AMSOUTH,
                                                         MID-STATE
                                                         FEDERAL,
                                                         FORTUNE,
                                                          TAMPA,
                                                        COMMUNITY,
                                                         PARKWAY,
                                                         CALHOUN,
                                                        CITIZENS &
                                                            OBC                                      TOTAL
                                           ADJUST-       PRO FORMA     FLORIDA-       ADJUST-      PRO FORMA
                                            MENTS        COMBINED        BANK          MENTS        COMBINED
                                        -----------    -----------    ---------    -----------    ----------
Revenue from Earning Assets             $         0    $ 1,084,352    $  17,177    $         0    $1,101,529
Interest Expense                                  0        470,630        9,806              0       480,436
                                        -----------    -----------    ---------    -----------    ----------

Gross Interest Margin                             0        613,722        7,371              0       621,093
Provision for Loan Losses                         0         49,303          445              0        49,748
                                        -----------    -----------    ---------    -----------    ----------
Net Interest Margin                               0        564,419        6,926              0       571,345
Noninterest Revenues                              0        216,983        2,008              0       218,991
Noninterest Expenses                              0        552,476       10,239              0       562,715
                                        -----------    -----------    ---------    -----------    ----------
Income Before Applicable Taxes                    0        228,926       (1,305)             0       227,621
Applicable Income Taxes                           0         77,130         (304)             0        76,826
                                        -----------    -----------    ---------    -----------    ----------

    Net Income                          $         0    $   151,796    $  (1,001)   $         0    $  150,795
                                        ===========    ===========    =========    ===========    ==========
Earnings Per Common Share                                                                         $     2.58
                                                                                                  ==========
Average Common Shares Outstanding                                                                     58,413
                                                                                                  ==========


   ***   Continued from prior page

  See Notes to Unaudited Pro Forma Combined Condensed Statement of Earnings.

AMSOUTH BANCORPORATION
NOTES TO THE UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF EARNINGS SIX MONTHS ENDED JUNE 30, 1994 AND TWELVE MONTHS ENDED DECEMBER 31, 1993 (In Thousands Except Per Share Amounts)



(A) On June 23, 1994, Fortune was merged into AmSouth in a transaction accounted for as a purchase under GAAP. Therefore, the Unaudited Pro Forma Combined Condensed Statement of Condition at June 30, 1994, includes the balances acquired from Fortune as well as the necessary purchase accounting adjustments. Included in the Unaudited Pro Forma Combined Condensed Statement of Earnings for the six months ended June 30, 1994, is the Fortune statement of earnings for the period January 1, 1994 through June 23, 1994.

(B) The amounts for the twelve months ended December 31, 1993 are reconciled with the reported operating results of Fortune for the year ended September 30, 1993 as follows:

                                              Year              Deduct Three       Add Three       Twelve Months
                                              Ended             Months Ended      Months Ended        Ended
                                           September 30,        December 31,      December 31,      December 31,
                                               1993                1992              1993              1993
                                           -------------        ------------      ------------     -------------
    Revenue from Earning Assets               $168,651           $ 44,648          $ 38,833          $162,836
    Interest Expense                            97,665             26,431            22,057            93,291
                                              --------           --------          --------          --------
    Gross Interest Margin                       70,986             18,217            16,776            69,545
    Provision for Loan Losses                   13,819              5,296             9,168            17,691
                                              --------           --------          --------          --------
    Net Interest Margin                         57,167             12,921             7,608            51,854
    Noninterest Revenues                         9,147              7,920             1,919             3,146
    Noninterest Expenses                        55,430             13,793            15,372            57,009
                                              --------           --------          --------          --------
    Income Before Applicable Taxes              10,884              7,048            (5,845)           (2,009)
    Applicable Income Taxes                      1,650              2,991            (2,332)           (3,673)
                                              --------           --------          --------          --------
    Net Income                                $  9,234           $  4,057          $ (3,513)         $  1,664
                                              ========           ========          ========          ========


(C) To eliminate interest expense on $17,044 of Fortune's 10% subordinated convertible debentures which were outstanding during 1993 and were converted or redeemed during January 1994.

                                                       Year Ended
                                                      December 31,
                                                         1993
                                                      ------------
    Decrease in Interest Expense                        $1,704
    Decrease in Pro Forma Net Income due to
     38% Taxes                                            (648)
                                                        ------
    Increase in Pro Forma Net Income                    $1,056
                                                        ======

(D) To record interest expense on $144,627 (the cash consideration paid to Fortune shareholders) of 7.75% Subordinated Notes Due 2004 issued by AmSouth.

                                                                     Six Months
                                                     Year Ended        Ended
                                                    December 31,      June 30,
                                                        1993            1994
                                                    ------------     ----------
    Increase in Interest Expense                      $(11,209)       $ (5,604)
    Increase in Pro Forma Net Income due to
     38% Taxes                                           4,259           2,130
                                                      --------        --------
    Decrease in Pro Forma Net Income                  $ (6,950)       $ (3,474)
                                                      ========        ========

(E) Fortune's accretion and amortization of purchase price adjustments resulting from the adjustments to estimated fair values are as follows:

                                                        Purchase            Twelve Months                 Six Months
                                                        Discount       Ended December 31, 1993        Ended June 30, 1994
                                                        (Premium)     Accretion (Amortization)     Accretion (Amortization)
                                                        -------------------------------------------------------------------

    Loans                                               $  35,125   $   8,771                        3,761
    Held-to-Maturity Securities                             7,898       2,633                    $   1,053
                                                                    ---------                    ---------

    Increase in Revenues from
      Earning Assets                                                $  11,404   $  11,404        $   4,814   $   4,814
                                                                    =========                    =========

    Deposits                                                2,617   $   1,820                    $     465
    Other Borrowings                                       (2,536)     (1,629)                        (393)
                                                                    ---------                    ---------

    Decrease in Interest Expense                                    $     191         191        $      72          72
                                                                    =========                    =========

    Fixed Assets-Buildings and Land                         9,553   $     478                    $     239
    Purchased Mortgage
      Servicing Rights                                     (9,250)     (2,313)                        (991)
    Interest Rate Cap                                      (1,480)       (740)                        (370)
    Miscellaneous Asset                                    (2,000)       (100)                         (50)
    Excess of Cost Over Fair Value
     of Net Assets Acquired                              (166,932)     (8,347)                      (4,173)
                                                                    ---------                    ---------

    Increase in Noninterest Expenses                                $ (11,022)    (11,022)       $  (5,345)     (5,345)
                                                                    =========                    =========

    Decrease in Pro Forma Net Income due to 38% taxes                              (3,390)                      (1,411)
                                                                                ---------                    ---------

    Decrease in Pro Forma Net Income                                            $  (2,817)                   $  (1,870)
                                                                                =========                    =========

    The expected decrease for each of the twelve months ended December 31, indicated below, on future net income and shareholders' equity of the projected aggregate purchase accounting adjustments reflected in the accompanying unaudited pro forma combined condensed financial statements assuming the merger was consummated on January 1, 1993 are as follows:

            1994  $  (3,743)
            1995     (4,351)
            1996     (5,237)
            1997     (6,068)
            1998     (6,949)

    The Excess of Cost Over Fair Value of Net Assets Acquired is being amortized on a straight line basis over twenty years. The accretion (amortization) of all other items is generally over a shorter period and generally on an accelerated method. Therefore, the expected decrease for each of the twelve months ended December 31, 1994 - 1998 on future net income and shareholders' equity increases each year.

(F) Community's accretion and amortization of purchase price adjustments resulting from the adjustments to estimated fair values, as set forth in Note (C) of Notes to Unaudited Pro Forma Combined Condensed Statement of Condition are as follows:

                                                        Purchase            Twelve Months                 Six Months
                                                        Discount       Ended December 31, 1993        Ended June 31, 1994
                                                        (Premium)     Accretion (Amortization)     Accretion (Amortization)
                                                        -------------------------------------------------------------------

    Loans                                               $  (817)    $  (149)                     $   (67)
    Held-to-Maturity Securities                             (11)         (1)                          (1)
                                                                    -------                      -------

    Decrease in Revenues from
      Earning Assets                                                $  (150)    $  (150)         $   (68)    $   (68)
                                                                    =======                      =======

    Deposits                                                754     $   251                      $   101
                                                                    -------                      -------

    Decrease in Interest Expense                                    $   251         251          $   101         101
                                                                    =======                      =======

    Purchased Mortgage
      Servicing Rights                                     (100)    $   (29)                     $   (12)
    Excess of Cost Over Fair Value
     of Net Assets Acquired                              (7,540)       (377)                        (189)
                                                                    -------                      -------

    Increase in Noninterest Expenses                                $  (406)       (406)         $  (201)       (201)
                                                                    =======                      =======

    Decrease in Pro Forma Net Income due to 38% taxes                               (28)                          (8)
                                                                                -------                      -------

    Decrease in Pro Forma Net Income                                            $  (333)                     $  (176)
                                                                                =======                      =======

    The expected decrease for each of the twelve months ended December 31, indicated below, on future net income and shareholders' equity of the projected aggregate purchase accounting adjustments reflected in the accompanying unaudited pro forma combined condensed financial statements assuming the merger was consummated on January 1, 1993 are as follows:

            1994  $  (371)
            1995     (390)
            1996     (409)
            1997     (428)
            1998     (447)

    The Excess of Cost Over Fair Value of Net Assets Acquired is being amortized on a straight line basis over twenty years. The accretion (amortization) of all other items is generally over a shorter period and generally on an accelerated method. Therefore, the expected decrease for each of the twelve months ended December 31, 1994 - 1998 on future net income and shareholders' equity increases each year.

(G) On December 9, 1993, Mid-State Federal was merged into AmSouth Bank of Florida, a wholly owned subsidiary of AmSouth, in a transaction accounted for as a purchase under GAAP. Therefore, the Unaudited Pro Forma Combined Condensed Statement of Condition at June 30, 1994, includes the balances acquired from Mid-State Federal, as well as, the necessary purchase accounting adjustments. Included in the Unaudited Pro Forma Combined Condensed Statement of Earnings for the twelve months ended December 31, 1993, is the Mid-State Federal statement of earnings for the twelve months ended September 30, 1993, the last available twelve month period (which is representative of normal operations).

(H) Mid-State Federal's accretion and amortization of purchase price adjustments resulting from the adjustments to fair values are as follows:

                                                       Purchase           Twelve Months
                                                       Discount       Ended December 31, 1993
                                                       (Premium)     Accretion (Amortization)
                                                       ---------     ------------------------
    Investment Securities                              $ (4,629)     $   (839)
    Loans                                                (7,707)       (2,578)
                                                                     --------

    Decrease in Revenues from
      Earning Assets                                                 $ (3,417)     $ (3,417)
                                                                     ========

    Deposits                                              5,156      $  1,901
    Other Borrowings                                      1,293           517
                                                                     --------

    Decrease in Interest Expense                                     $  2,418         2,418
                                                                     ========

    Fixed Assets-Buildings and Land                      (1,722)     $    (86)
    Purchased Mortgage
      Servicing Rights                                     (378)          (95)
    Excess of Cost Over Fair Value
     of Net Assets Acquired                             (35,619)       (1,781)
                                                                     --------

    Increase in Noninterest Expenses                                 $ (1,962)       (1,962)
                                                                     ========

    Increase in Pro Forma Net Income due to 38% taxes                                   448
                                                                                   --------

    Decrease in Pro Forma Net Income                                               $ (2,513)
                                                                                   ========

    The expected decrease for each of the twelve months ended December 31, indicated below, on future net income and shareholders' equity of the projected aggregate purchase accounting adjustments reflected in the accompanying unaudited pro forma combined condensed financial statements assuming the merger was consummated on January 1, 1993 are as follows:

            1994  $ (2,324)
            1995    (2,294)
            1996    (2,227)
            1997    (2,258)
            1998    (2,081)

(I) To eliminate interest expense on $1,310 of Parkway's 9% convertible subordinated debentures which were outstanding during 1993 and were converted or redeemed during the first quarter of 1994.

                                                            Year Ended
                                                           December 31,
                                                               1993
                                                           ------------
    Decrease in Interest Expense                              $   118
    Decrease in Pro Forma Net Income due to
     38% Taxes                                                    (45)
                                                              -------
    Increase in Pro Forma Net Income                          $    73
                                                              =======

(J) The amounts for the twelve months ended December 31, 1993 are reconciled with the reported operating results of Calhoun for the year ended September 30, 1993 as follows:

                                              Year              Deduct Three       Add Three       Twelve Months
                                              Ended             Months Ended      Months Ended        Ended
                                           September 30,        December 31,      December 31,      December 31,
                                               1993                1992              1993              1993
                                           -------------        ------------      ------------     -------------
    Revenue from Earning Assets               $ 5,382            $ 1,392           $ 1,294           $ 5,284
    Interest Expense                            2,183                584               508             2,107
                                              -------            -------           -------           -------
    Gross Interest Margin                       3,199                808               786             3,177
    Provision for Loan Losses                     125                 31                25               119
                                              -------            -------           -------           -------
    Net Interest Margin                         3,074                777               761             3,058
    Noninterest Revenues                          520                123               138               535
    Noninterest Expenses                        1,587                390               481             1,678
                                              -------            -------           -------           -------
    Income Before Applicable Taxes              2,007                510               418             1,915
    Applicable Income Taxes                       722                174               144               692
                                              -------            -------           -------           -------
      Net Income                              $ 1,285            $   336           $   274           $ 1,223
                                              =======            =======           =======           =======

                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMSOUTH BANCORPORATION



                                      By: /s/ Carl L. Gorday
                                          ----------------------------------
                                          Carl L. Gorday
                                          Assistant Secretary

Date:  October 14, 1994